SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): September 10, 2004


                             ENERGAS RESOURCES, INC.
                           -------------------------
                 (Name of Small Business Issuer in its charter)


     Delaware                       0-33259               73-1620724
---------------------        --------------------    --------------------
(State of incorporation)    (Commission File No.)       (IRS Employer
                                                      Identification No.)

                            800 Northeast 63rd Street
                          Oklahoma City, Oklahoma 73105
               -------------------------------------------------
          (Address of principal executive offices, including Zip Code)


    Registrant's telephone number, including area code: (405)-879-1752


                                       N/A
                ------------------------------------------------
          (Former name or former address if changed since last report)




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Item 5.02   Departure of Directors or Principal Officers; Election of Directors;
            Appointment of Principal Officers

      An 8-K report for another company was incorrectly included in Energas' SEC Edgar filings on September 10, 2004.

      Energas' management has not changed and none of the information in this 8-K report pertains to Energas.


Item 7.01   Regulation FD Disclosure

      An 8-K report for another company was incorrectly included in Energas' SEC Edgar filings on September 10, 2004.

      Energas' management has not changed and none of the information in this 8-K report pertains to Energas.


Item 8      Other Events

      An 8-K report for another company was incorrectly included in Energas' SEC Edgar filings on September 10, 2004.

      Energas' management has not changed and none of the information in this 8-K report pertains to Energas.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   September 10, 2004                ENERGAS RESOURCES, INC.

                                          By: /s/ George G Shaw
                                             ------------------------------
                                             George G. Shaw, President and
                                             Chief Executive Officer